Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Registration Rights Agreement”), is entered into as of November 25, 2003, between the persons listed on Schedule 1 hereto (collectively, the “Stockholders”) and Sohu.com Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Focus Stock Purchase Agreement, dated as of November 18, 2003 (the “Focus Stock Agreement”), by and between Sohu.com Limited, a company incorporated in the Cayman Islands and a subsidiary of the Company (the “Purchaser”) and Asia B2B Online, Inc., a company incorporated in the Cayman Islands (the “Seller”), the Seller has agreed to sell and the Purchaser has agreed to purchase all of the outstanding capital stock, share capital and equity securities of All Honest International Limited (Company), a company incorporated in the British Virgin Islands under the International Business Companies Act (the “Target Company”);

WHEREAS, in connection with the Focus Stock Agreement, each of the Stockholders is acquiring Focus Stock Shares (as defined below); and

WHEREAS, in connection with the Focus Stock Agreement, and in partial consideration for the outstanding capital stock, share capital and equity securities of the Target Company, the Company has agreed to provide the Stockholders with certain registration rights with respect to the Focus Stock Shares as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the Company and the Stockholders agree as follows:

1. Certain Definitions. Other than as defined below, capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Focus Stock Agreement.

“Commission” or “SEC” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Holder” shall include any Stockholder and any transferee of Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 11 of this Registration Rights Agreement.

“Focus Stock Shares” shall mean the shares of Common Stock, $.001 par value per share, of the Company issued to the Stockholders pursuant to the Focus Stock

Agreement, and any shares issued upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of common stock.

“Non-U.S. Person” means a Person who is not a U.S. person, as defined in Regulation S.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“U.S. person” shall have the meaning ascribed to in it Regulation S.

“Registrable Securities” shall the Focus Stock Shares, excluding Focus Stock Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; (b) have been sold pursuant to Rule 144 under the Securities Act, or (c) are saleable pursuant to Rule 144 promulgated under the Securities Act.

“Registration Expenses” shall mean all expenses incurred by the Company in connection with Stockholders’ exercise of their registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

“Selling Expenses” shall mean all underwriting discounts, if any, and selling commissions, if any, applicable to the sale of Registrable Securities.

“Registration Statement” shall have the meaning set forth in Section 2 herein.

“Regulation S” means Regulation S under the Securities Act (as defined below).

“Securities Act” shall mean the Securities Act of 1933, as amended.

2. The Registration Requirements. The Company shall file, as promptly as possible and in any event within 30 days following the Closing, and use its commercially reasonable efforts to cause to become effective as soon as practicable under the Securities Act, a registration statement on Form S-3, if Form S-3 is not then available, another appropriate form covering the resale of the Registrable Securities (a “Registration Statement”), and shall take all action necessary to qualify the Registrable Securities under state “blue sky” laws as hereinafter provided. The Company shall use its commercially reasonable efforts to effect the registrations contemplated by the foregoing.

3. Exercise of Rights. The Holders shall act with respect to their rights under this Registration Rights Agreement according to the vote of a majority-in-interest.

4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders.

5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holders advised in writing as to initiation of the registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for the period ending upon the earlier of (i) such time as all of the Focus Stock Shares are saleable pursuant to Rule 144 promulgated under the Securities Act, (ii) twenty-four months after the Closing Date, and (iii) such time as there are no remaining Focus Stock Shares that are Registrable Securities.

(b) Furnish such number of prospectuses and other documents incident thereto as the Holders from time to time may reasonably request.

(c) If the Company has delivered preliminary or final prospectuses to the Holders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Holders and, if requested by the Company, the Holders shall immediately cease making offers or sales of Registrable Securities under such Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Holders shall be free to resume making offers and sales under such Registration Statement.

6. Suspension of Use of Registration Statement. Each Holder agrees that, upon receipt of any written notice from the Company of (A) the happening of any event which makes any statements made in the Registration Statement(s) or related prospectus(es) filed pursuant to this Registration Rights Agreement, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in such Registration Statement(s) or prospectus(es) so that, in the case of such Registration Statement(s), it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading or (B) that, in the judgment of the Company’s Board of Directors, it is advisable to suspend use of the prospectus(es) for a discrete period of time due to pending corporate developments which are or may be material to the Company but have not been disclosed in the Registration Statement(s) or in relevant public filings with the SEC, (C) the filing of a Registration Statement (other than a Registration Statement on Form S-4 or Form S-8, or any successor form thereto) with the SEC for the purpose of registering under the Securities Act any securities to be publicly offered and sold by the

Company, or (D) the SEC has issued a stop order suspending the effectiveness of the Registration Statement(s), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement(s) or prospectus(es) until it is advised in writing by the Company that use of the applicable prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such prospectus(es). The Company shall use all reasonable best efforts to insure that the use of the prospectus(es) may be resumed as soon as practicable, and in any event shall not be entitled to require any Holder to suspend use of the prospectus(es) for more than thirty (30) consecutive days on any one occasion, more than forty-five (45) consecutive days in the aggregate on two occasions which are not at least 90 days apart or more than an aggregate of ninety (90) days in any twelve month period.

7. Indemnification.

(a) Company Indemnity. The Company will indemnify the Holders, each of their officers, directors and partners, and each person controlling a Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Holders, each of their officers, directors and partners, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by such Holder and stated to be specifically for use therein. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

(b) Holder Indemnity. Each Holder (each, in such capacity, the “Indemnifying Holder”) will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, each person who controls the Company within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holders against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Indemnifying Holder and stated to be specifically for use therein; provided, however, that the obligations of the Indemnifying Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Indemnifying Holder (which consent shall not be unreasonably withheld).

(c) Procedure. Each party entitled to indemnification under this Article (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

8. Contribution. If the indemnification provided for in Section 7 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Parties, as the case may be, on the other from the offering of the Registrable Securities, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Parties, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Indemnified Parties, as the case may be, on the other shall be deemed to be in the same proportion as the value of the Target Company received by the Company pursuant to the Focus Stock Agreement bears to the gain realized by the Holders or, if any, the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the prospectus, as the case may be. The relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by a Holder or the Holders, or by the underwriters.

In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Indemnified Party shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9. Survival. The indemnity and contribution agreements contained in Sections 7 and 8 and the representations and warranties of the Company referred to in Section 2(b)(i) shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (ii) the consummation of the sale or successive resales of the Registrable Securities.

10. Information to be Furnished By Holder. Each Holder shall furnish to the Company, within 15 days of the Company’s request therefor, such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

11. Transfer of Assignment of Registration Rights: The rights, granted to Holder by the Company under this Registration Rights Agreement, to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee, provided that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

12. Representation and Warranties of Stockholders. Each Stockholder, for that Stockholder alone, represents and warrants to the Company upon the acquisition of the Focus Stock Shares as follows:

(a) Such Stockholder has been advised and understands that the Focus Stock Shares have not been registered under the Securities Act or the securities laws of the Stockholder’s state or country of domicile, and have only been offered outside the United States to Non-U.S. persons in offshore transactions in reliance upon Regulation S. Such Stockholder understands that the Focus Stock Shares can not be resold, transferred or otherwise disposed of within the United States or to, or for the account or benefit of, U.S. persons except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. In addition, each Stockholder agrees not to engage in hedging transactions with regard to such Focus Stock Shares unless in compliance with the Securities Act.

(b) THE FOCUS STOCK SHARES HEREBY BEING ACQUIRED ARE BEING ACQUIRED BY EACH STOCKHOLDER SOLELY FOR SUCH STOCKHOLDER’S OWN ACCOUNT (AND THAT SUCH ACCOUNT (AND EACH STOCKHOLDER) IS A NON-U.S. PERSON) FOR INVESTMENT PURPOSES ONLY, AND ARE NOT BEING PURCHASED WITH A VIEW TO, OR IN CONNECTION WITH, ANY RESALE, DISTRIBUTION, SUBDIVISION OR FRACTIONALIZATION OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS.

(c) Each Stockholder understands and acknowledges that the Company shall refuse to register any transfer of the Focus Stock Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

13. Miscellaneous.

(a) Entire Agreement. This Registration Rights Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and may not be modified or terminated except by a written agreement signed by both parties.

(b) Notices. Any notice or other communication given or permitted under this Registration Rights Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by certified mail, return receipt requested, postage prepaid with a copy in each case sent on the same day to the addressee by facsimile, Federal Express or other such expedited means, (a) if to a Stockholder, at its address set forth on Schedule 1 hereto, (b) if to the Company, at its address set forth on the signature page hereto, (c) if, to a Holder other than a Stockholder, at the address thereof furnished by like notice to the Company, or (d) to any such addressee at such other address or addresses as shall be so furnished to the other parties hereto by like notice.

(c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context required.

(d) Governing Law; Consent of Jurisdiction. This Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware without regard to principles of conflicts of law or choice of law. The parties hereto hereby consent to, and waive any objection to the exercise of, personal jurisdiction in the State of Delaware with respect to any action or proceeding arising out of this Registration Rights Agreement.

(e) Title. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

(f) Counterparts. This Registration Rights Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall constitute one and the same instrument.

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